UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

ISC8 INC.

(Exact name of registrant as specified in charter)

Delaware	001-08402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Background

Subordinated Notes

As previously reported in various of its periodic reports filed with the Securities and Exchange Commission (the “SEC”), ISC8 Inc. (“ISC8” or the “Company”) has issued and may in the future issue up to $11,020,800 in aggregate principal amount of 12% Subordinated Secured Convertible Notes due 2015, pursuant to that certain Securities Purchase Agreement, dated as of December 23, 2010, among the Company and the initial holders of such notes (the “Securities Purchase Agreement”). The terms of such notes are set forth in the form of Subordinated Secured Convertible Note attached to the Securities Purchase Agreement (each of the promissory notes issued from time to time in such form, as amended by that certain Omnibus Amendment (the “Omnibus Amendment”), dated as of March 16, 2011, by and among the Company and the representative of the holders of such notes (the “Promissory Note Holder Representative”), as further amended by that certain Second Omnibus Amendment (the “Second Omnibus Amendment”) by and among the Company and the Holder Representative and as further amended by that certain Third Omnibus Amendment (the “Third Omnibus Amendment”), dated as of December 14, 2011, by and among the Company and the Holder Representative, including certain Milestone Notes (as such term is defined in the Securities Purchase Agreement) and the 12% Subordinated Secured Convertible Notes due 2015, each a “Promissory Note” and collectively, the “Promissory Notes”).

The Company has issued $4,000,000 in aggregate principal amount of 12% Senior Subordinated Promissory Notes due 2013 (such promissory notes, as amended by the Second Omnibus Amendment, the “Senior Subordinated Notes”).

The Company’s obligations under the Promissory Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of December 23, 2010, between the Company and the Holder Representative (as amended by the Omnibus Amendment, the Second Omnibus Amendment, and the Third Omnibus Amendment, the “Security Agreement”).

The Company’s obligations under the Senior Subordinated Notes are secured by liens on substantially all of its assets pursuant to that certain Security Agreement, dated as of March 16, 2011, between the Company and the Holder Representative (as amended by the Second Omnibus Amendment, the “Senior Subordinated Note Security Agreement” and together with the Security Agreement, the “Security Agreements”).

Senior Secured Revolving Credit Facility

In addition, in December 2011, the Company entered into a Loan and Security Agreement (the “Loan Agreement”) with Partners for Growth III, L.P. (“PFG”) pursuant to which the Company obtained a two-year, $5,000,000 revolving credit facility from PFG (the “Revolving Credit Facility”), pursuant to which the Company has borrowed $5,000,000 available thereunder (the “Loan”). To secure the payment of all of the Company’s obligations under the Loan when due, the Company granted to PFG a first position, continuing security interest in substantially all of the Company’s assets. Pursuant to that certain Subordination Agreement dated on or about the date of the Loan Agreement (the “Subordination Agreement”), the existing creditors of the Company agreed that, while any obligations remain outstanding by the Company to PFG under the Loan Agreement, their security interests in and liens on the Company’s assets shall be subordinated and junior to those of PFG.

Issuance of 2012 Notes

Effective as of September 28, 2012 and October 3, 2012, respectively, the Company issued and sold to The Griffin Fund LP, a major stockholder and debt holder of the Company, Senior Subordinated Secured Convertible Promissory Notes due November 30, 2012 in the aggregate principal amount of $1,200,000 and $300,000, respectively (each, a “2012 Note”). The Notes are each of an issue of Senior Subordinated Secured Convertible Promissory Notes (collectively, the “2012 Notes”), in an aggregate principal amount of up to $10,000,000, that the Company may issue to The Griffin Fund LP or its affiliates (collectively, “Griffin”) and certain other investors (such additional investors, collectively with Griffin, the “Purchasers”).

Payment in cash of an amount equal to all outstanding principal and accrued and unpaid interest on the 2012 Notes is due November 30, 2012 (the “Maturity Date”). Simple interest will accrue on the outstanding principal of the 2012 Notes at the rate of 12% per annum (or 20% per annum upon and during the continuance of any event of default under the 2012 Notes), until the principal is paid in full, will be computed on the basis of a 365-day year and the actual days elapsed, and will be payable in arrears no later than the date that is 10 business days after the Maturity Date. In the event that the Company is prohibited from paying interest in the form of cash, pursuant to the Security Agreements or other agreements related to indebtedness of the Company, the Company will instead pay interest through the addition of the amount of such interest to the then outstanding principal balance of the 2012 Notes. The 2012 Notes may be prepaid in whole or in part without penalty or premium.

The 2012 Notes are convertible, at any time after issuance upon election of the majority of the holders of the 2012 Notes then outstanding (the “Required Holders”), into shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) or shares or units of any debt or equity security of the Company (or securities convertible into or exchangeable therefor) (the “Company Stock”) offered for sale by the Company to one or more investors in a financing raising gross proceeds to the Company of at least $1,000,000 (a “Qualified Financing”). The number of shares of Common Stock issuable upon conversion of all outstanding principal and accrued and unpaid interest on the 2012 Notes will be determined by dividing such amount by the conversion rate of $0.12. The number of shares of Company Stock issuable in connection with a Qualified Financing upon conversion of all outstanding principal and accrued and unpaid interest on the 2012 Notes will be determined by dividing such amount by the price per share of Company Stock sold in the Qualified Financing.

Certain events will constitute an event of default under the 2012 Notes, upon the occurrence and continuation of which the representative of the holders of the 2012 Notes (the “Holder Representative”) upon request of the Required Holders may declare all or any part of the outstanding principal and accrued and unpaid interest under the 2012 Notes to be immediately due and payable, and exercise all rights and remedies available under the Security Agreements and applicable law. Such events constituting events of default include (a) a change of control of the Company; (b) the Company’s failure to pay to the holders of the 2012 Notes any amount of principal or interest when and as due (subject to a five business day grace period in the case of a failure to pay interest); (c) any event of default under, redemption of or acceleration prior to the Maturity Date of any indebtedness of the Company or any of its subsidiaries in an aggregate principal amount in excess of $500,000; (d) the Company or any of its subsidiaries voluntarily commences bankruptcy proceedings, consents to the entry of an order in involuntary bankruptcy proceedings, consents to the appointment of a receiver, trustee, assignee, liquidator or similar custodian, makes a general assignment for the benefit of its creditors, or admits in writing that it is generally unable to pay its debts as they become due; (e) a court of competent jurisdiction enters an order or decree under any bankruptcy law that is for relief against the Company or any of its subsidiaries in an involuntary case, appoints a receiver, trustee, assignee, liquidator or similar custodian of the Company or any of its subsidiaries, or orders the liquidation of the Company or any of its Subsidiaries; (f) subject to certain grace periods and exceptions, a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its subsidiaries; (g) any representation or warranty made by the Company in the 2012 Note or the Security Agreements shall prove to be materially false or misleading; (h) subject to a ten business day grace period if curable, the Company breaches any covenant or other term or condition of the 2012 Note or the Security Agreement; (i) any material provision of the 2012 Note or the Security Agreement ceases to be of full force and effect other than by its terms, or the Company contests in writing (or supports any other person in contesting) the validity or enforceability of any provision of the 2012 Note or the Security Agreement; (j) the Security Agreements, as amended, shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected lien, with the priority required by the Security Agreement, on, and security interest in, any material portion of the collateral purported to be covered thereby, subject to existing and other permitted liens; or (k) any event of default defined in any 2012 Notes after the filing of this Current Report occurs with respect to any such 2012 Notes.

The 2012 Notes contain customary representations and warranties made by the parties. The statements set forth in those representations and warranties are made solely for purposes of the Forbearance Extension and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the 2012 Notes. Moreover, some of those representations and warranties may have been true only as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the Company and the respective holders of the 2012 Notes rather than establishing matters of fact. Investors are not third party beneficiaries under the 2012 Notes and should not rely on those representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

The 2012 Notes also contain certain covenants made by the Company, including, so long as the 2012 Notes are outstanding, that the Company will not (or permit any of its subsidiaries to): (a) incur, guarantee, assume or suffer to exist any indebtedness, other than as evidenced by the 2012 Notes, the Company’s existing indebtedness and certain permitted indebtedness; (b) allow or suffer to exist any lien other than certain permitted Liens; or (c) redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of certain indebtedness subordinate to that evidenced by the 2012 Notes, whether by way of payment in respect of principal of (or premium, if any) or interest on such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default.

The 2012 Notes may be amended only upon the affirmative vote or written consent of the Required Holders, the Company, and, to the extent affecting the rights or duties of the Holder Representative, the Holder Representative.

Pursuant to the Loan Agreement, the consent of PFG is required for the issuance of the 2012 Notes. PFG provided such consent in consideration of the execution and delivery of a Reaffirmation of Subordination Agreement, by and among PFG, Griffin, and the Company dated as of September 28, 2012 (the “Reaffirmation”). Pursuant to the Reaffirmation, Griffin, on behalf of itself and any of its accredited investor assigns to which the Company may issue one or more 2012 Notes, reaffirmed the Subordination Agreement; and agreed that their security interests in and liens on the Company’s assets are be subordinated and junior to those of PFG.

Moreover, in connection with the issuance of the 2012 Notes, the Company entered into that certain Fourth Omnibus Amendment with the Promissory Note Holder Representative and each of the holders of the Promissory Notes, Senior Subordinated Notes and 2012 Notes, dated as of September 28, 2012, which amends and modifies the terms of the Promissory Notes, the Senior Subordinated Notes and the Security Agreements to permit the issuance of the 2012 Notes, subordinate the liens securing the Promissory Notes to the 2012 Notes and makes the Senior Subordinated Notes and the 2012 Notes pari passu with one another.

The 2012 Notes have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration.

Asset Purchase Agreement with Bivio

On August 31, 2012, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Bivio Networks, Inc. on behalf of itself and certain of its subsidiaries (“Bivio”), pursuant to which the Company agreed to acquire substantially all of the assets of Bivio’s NetFalcon and Network Content Control System Business (the “Transaction”). The Asset Purchase Agreement and proposed Transaction are more fully described in the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2012 (the “Prior 8-K”). Closing of the proposed Transaction is pending and expected to close in October 2012.

Forbearance, Limited Waiver and Consent under Loan and Security Agreement

As of July 31, 2012, the Company was not in compliance with the financial covenants in the Loan Agreement. On August 21, 2012, the Company and PFG entered into a Forbearance, Limited Waiver and Consent under Loan and Security Agreement (the “Waiver”) by which, subject to certain terms and conditions, PFG waived that default and consented to other actions taken or to be taken by the Company, including the Transaction, and the Company agreed to pay to PFG a $30,000 fee and issue to PFG the Future Warrant. The Waiver and the Future Warrant are more fully described in the Prior 8-K and Exhibit 10.1 thereto.

The Waiver, by its terms, expired on September 30, 2012. As of September 28, 2012, in light of the Company’s continuing non-compliance with the financial covenants in the Loan Agreement and the pending closing of the proposed Transaction, the Company and PFG entered into an Extension of Forbearance Under Loan and Security Agreement (the “Forbearance Extension”). The forbearance given by PFG under the Forbearance Extension will remain in effect until October 31, 2012, but only if there are no additional defaults under the Loan Agreement and the Company complies with all of the other terms and conditions of the Forbearance Extension.

The effectiveness of the Forbearance Extension is conditioned upon the satisfaction by the Company of various conditions including the execution and delivery of a counterpart to the Forbearance Extension duly executed by an authorized officer of the Company, payment of the PFG Expenses, the issuance and delivery of the Warrants by October 5, 2012, and updating the Company’s representations and warranties. Any failure of any of the conditions, unless waived by PFG in its sole discretion, shall constitute an event of default.

The Forbearance Extension contains customary representations and warranties made by the parties. The statements set forth in those representations and warranties are made solely for purposes of the Forbearance

Extension and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Forbearance Extension. Moreover, some of those representations and warranties may have been true only as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the Company and PFG rather than establishing matters of fact. Investors are not third party beneficiaries under the Forbearance Extension and should not rely on those representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

In consideration of granting the Forbearance Extension, the Company agreed to: (a) pay to PFG its reasonable out-of-pocket fees and expenses (including all reasonable attorneys’ fees and expenses) in connection with the Forbearance Extension; and (b) to issue and deliver to PFG and/or its designees, within five business days of September 28, 2012, seven-year warrants dated September 28, 2012 to purchase $225,000 in the aggregate among all such warrants of the securities (collectively, the “Warrants”) issued (i) in capital raising transactions of up to 250,000,000 shares of the Company’s Common Stock at the effective issue price in any such transaction, in all material respects in similar form to the Future Warrant issued in connection with the Waiver, or (ii) if no transaction described in the foregoing subsection (b)(ii) is consummated, in such other equity financing as is consummated by the Company. If no transaction described in the foregoing subsections (b)(i) or (b)(ii) is consummated by December 31, 2012, the Warrants shall be exercisable for Common Stock at the same strike price as the then current strike price of the warrants issued to PFG and its designees on the date of the Loan Agreement, or $0.11 per share, subject to adjustment for stock splits, dividends, reclassifications, or other similar events.

The Warrants contain customary representations and warranties made by the parties. The statements set forth in those representations and warranties are made solely for purposes of the Warrants and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Warrants. Moreover, some of those representations and warranties may have been true only as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the Company and the holder of the Warrants rather than establishing matters of fact. Investors are not third party beneficiaries under the Warrants and should not rely on those representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

The Warrants have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The sales and issuances of shares of Common Stock described in Item 1.01 of this Current Report on Form 8-K (and the issuances of shares of Common Stock or Company Stock, as applicable, upon exercise of the 2012 Notes and/or Warrants) have been determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. Griffin, the Purchasers, PFG, and their respective affiliates, as applicable, have represented that (i) they are accredited investors as that term is defined in Regulation D, and (ii) they have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

In addition, on July 13, 2012, the Company issued an aggregate of 4,458,000 shares of Common Stock to 26 accredited investors pursuant to the Company’s election, according to the terms and conditions of those certain 12% Subordinated Secured Convertible Notes (the “12% Notes”) issued by the Company to such investors on various dates between December 23, 2010 and July 19, 2011. These shares were issued in lieu of cash in order to pay the interest accrued on the 12% Notes for the fiscal quarter ended July 1, 2012. These issuances of shares of Common Stock has been determined to be exempt from registration under the Securities Act in reliance on Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering. When the 12% Notes were issued, those transactions were determined to be exempt from registration under the Securities Act, in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering. This determination was based in part on the representation by the investors that they were accredited investors, as that term is defined in Regulation D, and that they were acquiring the securities for investment purposes only and not with a view to any distribution or for sale in connection with any distribution thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03. The issuances of shares of Common Stock or Company Stock, as applicable, upon exercise of the 2012 Notes and/or Warrants may result in significant dilution to the current stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISC8 INC., a Delaware corporation

Dated: October 4, 2012	By:	/s/ Dan Regalado
Dan Regalado
Chief Financial Officer